[American Funds(SM)]

The right choice for the long term(SM)

FUNDAMENTAL INVESTORS
[color photograph of the statue of liberty looking out of a window at sunset]

The advantage of multiple perspectives
Annual report for the year ended December 31, 2001

Fundamental Investors(SM)

Fundamental Investors is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fundamental Investors seeks long-term growth of capital and income primarily through investments in common stocks.

A common link: The new logo of interlocking boxes has been adopted by the American Funds and all The Capital Group Companies(SM) to signify our common commitment to helping individuals and institutions meet their investment goals.

[begin table]
RESULTS AT A GLANCE FOR PERIODS ENDED DECEMBER 31, 2001

AVERAGE ANNUAL RETURNS                ONE YEAR      FIVE YEARS      10 YEARS      LIFETIME*
Fundamental Investors (with           -9.55%        +11.68%         +13.95%       +15.04%
dividends and capital gains
reinvested)

S&P 500                               -11.83        +10.69          +12.91        +14.68

Lipper Multi-Cap Value Fund           +1.30         +9.73           +12.31        +13.78
Index

Lipper Multi-Cap Core Fund            -10.76        +9.32           +11.71        +13.51
Index

*Since Capital Research and Management Company began managing the fund on 8/1/78.
[end table]

[begin table]
FUNDAMENTAL INVESTORS' TOTAL RETURN YEAR BY YEAR

                   Capital return        Income return            Total return
1992               +7.8%                 +2.4%                    +10.2%

1993               +15.7                 +2.5                     +18.2

1994               -1.2                  +2.5                     +1.3

1995               +31.9                 +2.3                     +34.2

1996               +18.2                 +1.8                     +20.0

1997               +25.0                 +1.7                     +26.7

1998               +15.2                 +1.5                     +16.7

1999               +23.2                 +1.4                     +24.6

2000               +3.1                  +1.2                     +4.3

2001               -10.9                 +1.3                     -9.6


10-year average annual compound rate of return              +13.9%

10-year total return                                        +269.0%

Lifetime total return (since 8/1/78)                        +2,562.1%

[end table]

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 26. Please refer to americanfunds.com for the most current investment results. The inside back cover provides important information about other share classes.

The fund's 30-day yield for Class A shares as of January 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 1.52%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


ABOUT THE COVER

On the cover and throughout this report, we've featured different views of the well-known Lady Liberty to illustrate the value and diversity that can be achieved with multiple perspectives. The American Funds multiple portfolio counselor system captures the value of different perspectives. We invite you to read more about it on pages 4-11.


Fellow shareholders:
[small color photograph of the statue of liberty]

In a year characterized by the terrorist attacks on September 11 and an economic recession made worse by those tragedies, Fundamental Investors stayed a course that has helped its shareholders through many tough periods in the past. It remained focused on fundamentally strong companies with good prospects for growth, while also seeking dividend-derived income - often a counter to volatility.

It was a particularly challenging time for investors, as many companies struggled with weaker business and declining earnings. The broad stock market, as measured by the unmanaged Standard & Poor's 500 Composite Index, declined for the second straight year, the first back-to-back decline since 1973-1974. Over the past two-year period, Fundamental Investors resisted much of the decline, recording a cumulative return of -5.7%, more than 14 percentage points better than the S&P 500, which dropped 19.9%. For 2001, the contrast was smaller; the fund posted a decline of 9.6% for the year with dividends and capital gains reinvested, compared to an 11.8% decline in the S&P 500.

Because our fund doesn't fit neatly into one peer-group category, we measure our returns against both the Lipper Multi-Cap Value Fund Index, which tracks funds that invest in companies that are undervalued within their industries, and the Lipper Multi-Cap Core Fund Index, which tracks funds that allow a wide latitude of companies in their portfolios. The Multi-Cap Value Index returned +1.3% for the year, while the Multi-Cap Core Index dropped 10.8%. (Lipper includes the fund in its Multi-Cap Value Index.)

We are also pleased to report that, during a year when income was scarce, your fund continued to pay 10-cent quarterly dividends, representing an income return of 1.3%. A capital gain distribution of 37 cents a share was paid in February.


A FOCUS ON FUNDAMENTALS

Despite the economic slowdown, we believe your fund's portfolio is strong and well-positioned for growth. One look at the fund's largest holdings reiterates Fundamental Investors' commitment to its core investment philosophy. Each is dominant relative to its peers, which we believe gives these companies a distinct - and sustainable - competitive edge.

Some of our most successful holdings demonstrate this fundamental strength in market share. Lowe's (+108.6%) is the second-largest home-improvement retail chain in the world. We increased our position in Microsoft (+52.7%) at the height of its antitrust suit, when its stock price was depressed. Murphy Oil (+39.1%) is a long-term holding that has grown from a regional family-owned business into an international oil and gas exploration and production company.

Many of the pharmaceutical companies, though they have struggled in recent months, have new products that should increase sales and boost profits over time. For example, AstraZeneca (-8.9%), which at 2.3% of assets makes it the fund's top holding, declined last year in part due to the loss of patent protection on the company's ulcer drug, Prilosec. It should benefit, however, from a new product, Crestor, a groundbreaking drug that slows the LDL-producing enzyme that creates "bad" cholesterol.

Eli Lilly (-15.6%) also posted declines last year after its popular antidepressant drug, Prozac, went off patent, but the company has a number of new products that we believe will be positive for its long-term prospects.


TECHNOLOGY STOCKS STILL WEAK

The fund also suffered from a premature return to technology stocks. In early 2000, we had become quite defensive in the fund, selling off most of our technology holdings. After many technology stocks experienced dramatic drops - the technology-heavy Nasdaq Composite Index plunged 37.3% between March and May 2000 - we believed the worst was over and began to buy companies that seemed to be bargains. Unfortunately, after a brief run-up that summer, many stock prices fell further from their peaks before reaching bottom. Between July 17, 2000 and September 21, 2001, Nasdaq dropped 66.7%. From September 21 through the end of the year, Nasdaq rebounded 37.0%; your fund increased 18.3% during that period.

The media and entertainment industries, making up 8.6% of the fund's assets, also faced some trying times. Companies such as Viacom (-5.6%) and AOL Time Warner (-7.8%) have been hurt by the economic recession and the period following September 11, which marked the largest decline in advertising since World War II. These holdings have been in the portfolio for a long time, however, and we continue to have confidence in them.


THE YEAR AHEAD

We believe the economy is in the early stages of recovery. But, with investors chastened by the bear market, stock prices may be more dependent than they have been in recent years on earnings growth, which is likely to be muted in the months ahead.

Although short-term uncertainties always concern us, we stay focused on providing good returns over the long term. Your portfolio represents companies we believe have sound business models that will stand the test of time.

During this time, we have appreciated the support and confidence you've shown us and look forward to continuing the relationship.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman

/s/ James E. Drasdo
James E. Drasdo
President

February 14, 2002


[Begin Sidebar]
HOW A $10,000 INVESTMENT HAS GROWN

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 - when Capital Research and Management Company became Fundamental Investors' investment adviser - and December 31, 2001, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $25,000 or more. The chart also shows how the S&P 500 and the Lipper Multi-Cap Value Fund Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 2001, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                       Total return              Average annual compound return
10 years               +247.78%                  +13.27%
Five years             +63.71                    +10.36
One year               -14.75                    -

[End Sidebar]

[begin mountain chart]
THE VALUE OF A LONG-TERM PERSPECTIVE

                                              Fundamental Investors        Fundamental Investors
                                              with dividends               not including
                                              reinvested  /1/,/2/          dividends /1/,/3/
          Initial Investment      7/31/1978   $9,425                       $9,425
1978      High                    11-Sep      10,000                       9,919
          Low                     14-Nov      8,667                        8,596
          Close                   29-Dec      9,155                        8,947
1979      Low                     27-Feb      9,086                        8,880
          High                    5-Oct       10,823                       10,310
          Close                   31-Dec      10,556                       9,892
1980      Low                     21-Apr      9,625                        8,907
          High                    20-Nov      13,131                       11,876
          Close                   31-Dec      12,807                       11,390
1981      High                    27-Apr      13,986                       12,308
          Low                     25-Sep      11,906                       10,243
          Close                   31-Dec      12,654                       10,688
1982      Low                     22-Jan      10,593                       8,947
          High                    7-Dec       17,346                       13,833
          Close                   31-Dec      16,957                       13,522
1983      Low                     3-Jan       16,636                       13,266
          High                    10-Oct      21,599                       16,721
          Close                   30-Dec      21,389                       16,424
1984      High                    9-Jan       22,004                       16,896
          Low                     24-Jul      18,549                       13,980
          Close                   31-Dec      22,621                       16,759
1985      Low                     1-May       22,881                       16,819
          High                    16-Dec      29,735                       21,355
          Close                   31-Dec      29,448                       21,148
1986      Low                     14-Feb      31,766                       22,813
          High                    4-Sep       36,571                       25,757
          Close                   31-Dec      35,941                       25,151
1987      High                    25-Aug      50,132                       34,478
          Low                     4-Dec       33,691                       23,002
          Close                   31-Dec      37,295                       25,463
1988      Low                     20-Jan      36,464                       24,895
          High                    5-Jul       43,076                       28,988
          Close                   30-Dec      43,246                       28,561
1989      Low                     3-Jan       43,068                       28,443
          High                    9-Oct       58,786                       38,138
          Close                   29-Dec      55,597                       35,438
1990      High                    4-Jun       60,265                       37,947
          Low                     11-Oct      46,988                       29,390
          Close                   31-Dec      52,130                       32,180
1991      Low                     9-Jan       50,201                       30,989
          High                    31-Dec      67,947                       40,940
          Close                   31-Dec      67,947                       40,940
1992      Low                     8-Apr       66,472                       39,828
          High                    12-Nov      72,487                       42,938
          Close                   31-Dec      74,871                       44,059
1993      Low                     8-Jan       74,615                       43,908
          High                    2-Nov       88,379                       51,169
          Close                   31-Dec      88,466                       50,884
1994      High                    2-Feb       91,634                       52,706
          Low                     8-Dec       86,773                       48,708
          Close                   30-Dec      89,641                       50,319
1995      Low                     3-Jan       89,539                       50,261
          High                    29-Nov      119,497                      66,056
          Close                   29-Dec      120,306                      66,210
1996      Low                     10-Jan      117,715                      64,784
          High                    26-Nov      145,601                      79,119
          Close                   31-Dec      144,351                      78,143
1997      Low                     11-Apr      144,443                      77,891
          High                    7-Oct       189,427                      101,423
          Close                   31-Dec      182,855                      97,513
1998      High                    17-Jul      212,583                      112,606
          Low                     8-Oct       173,533                      91,600
          Close                   31-Dec      213,421                      112,292
1999      Low                     14-Jan      211,059                      111,050
          High                    10-Dec      258,553                      134,742
          Close                   31-Dec      265,881                      138,151
2000      High                    1-Sep       293,957                      151,363
          Low                     21-Dec      266,380                      136,743
          Close                   29-Dec      277,235                      142,315
2001      High                    1-Feb       287,822                      147,750
          Low                     21-Sep      211,970                      107,718
          Close                   31-Dec      250,761                      126,959


                                              S&P 500 Index with
                                              dividends reinvested
          Initial Investment      7/31/1978   $10,000
1978      High                    12-Sep      10,627
          Low                     14-Nov      9,299
          Close                   29-Dec      9,799
1979      Low                     27-Feb      9,801
          High                    5-Oct       11,802
          Close                   31-Dec      11,607
1980      Low                     27-Mar      10,562
          High                    28-Nov      15,729
          Close                   31-Dec      15,373
1981      High                    6-Jan       15,640
          Low                     25-Sep      13,082
          Close                   31-Dec      14,623
1982      Low                     12-Aug      12,602
          High                    9-Nov       17,851
          Close                   31-Dec      17,767
1983      Low                     3-Jan       17,477
          High                    10-Oct      22,530
          Close                   30-Dec      21,758
1984      Low                     24-Jul      19,968
          High                    6-Nov       23,277
          Close                   31-Dec      23,111
1985      Low                     4-Jan       22,619
          High                    16-Dec      30,243
          Close                   31-Dec      30,424
1986      Low                     22-Jan      29,302
          High                    2-Dec       37,531
          Close                   31-Dec      36,088
1987      High                    25-Aug      50,924
          Low                     4-Dec       34,094
          Close                   31-Dec      37,957
1988      Low                     20-Jan      37,273
          High                    21-Oct      44,756
          Close                   30-Dec      44,220
1989      Low                     3-Jan       43,836
          High                    9-Oct       58,767
          Close                   29-Dec      58,189
1990      High                    16-Jul      61,793
          Low                     11-Oct      49,970
          Close                   31-Dec      56,376
1991      Low                     9-Jan       53,179
          High                    31-Dec      73,478
          Close                   31-Dec      73,478
1992      Low                     8-Apr       70,000
          High                    18-Dec      79,527
          Close                   31-Dec      79,069
1993      Low                     8-Jan       77,860
          High                    28-Dec      87,262
          Close                   31-Dec      87,002
1994      High                    2-Feb       89,903
          Low                     4-Apr       82,444
          Close                   30-Dec      88,184
1995      Low                     3-Jan       88,159
          High                    13-Dec      121,636
          Close                   29-Dec      121,204
1996      Low                     10-Jan      117,770
          High                    25-Nov      151,461
          Close                   31-Dec      148,960
1997      Low                     2-Jan       148,210
          High                    5-Dec       200,504
          Close                   31-Dec      198,587
1998      Low                     9-Jan       189,841
          High                    29-Dec      257,000
          Close                   31-Dec      255,224
1999      Low                     14-Jan      251,686
          High                    31-Dec      308,855
          Close                   31-Dec      308,855
2000      High                    24-Mar      320,461
          Low                     20-Dec      268,105
          Close                   29-Dec      280,722
2001      High                    30-Jan      292,080
          Low                     21-Sep      206,662
          Close                   31-Dec      247,498



                                              Lipper Multi-Cap Value
                                              Fund Index with
                                              dividends reinvested
          Initial Investment      7/31/1978    $             10,000
1978      Hi                      31-Aug                     10,452
          Low                     31-Oct                      8,964
          Close                   29-Dec                      9,503
1979      Low                     28-Feb                      9,655
          Hi                      31-Dec                     12,179
          Close                   31-Dec                     12,179
1980      Low                     31-Mar                     11,460
          Hi                      30-Nov                     17,210
          Close                   31-Dec                     16,418
1981      Hi                      31-May                     16,827
          Low                     30-Sep                     14,758
          Close                   31-Dec                     15,876
1982      Low                     31-Jul                     15,038
          Hi                      31-Dec                     19,943
          Close                   31-Dec                     19,943
1983      Low                     31-Jan                     20,541
          Hi                      30-Jun                     25,073
          Close                   30-Dec                     24,570
1984      Low                     31-May                     22,916
          Hi                      31-Dec                     25,411
          Close                   31-Dec                     25,411
1985      Low                     31-Jan                     27,107
          Hi                      31-Dec                     31,853
          Close                   31-Dec                     31,853
1986      Low                     31-Jan                     32,383
          Hi                      30-Jun                     38,148
          Close                   31-Dec                     36,847
1987      Hi                      31-Aug                     48,805
          Low                     30-Nov                     36,634
          Close                   31-Dec                     39,077
1988      Low                     31-Jan                     40,742
          Hi                      30-Dec                     46,157
          Close                   30-Dec                     46,157
1989      Low                     28-Feb                     48,445
          Hi                      31-Aug                     57,692
          Close                   29-Dec                     55,953
1990      Hi                      31-May                     56,248
          Low                     31-Oct                     48,012
          Close                   31-Dec                     52,178
1991      Low                     31-Jan                     54,419
          Hi                      31-Dec                     66,222
          Close                   31-Dec                     66,222
1992      Low                     31-Jan                     66,357
          Hi                      31-Dec                     73,682
          Close                   31-Dec                     73,682
1993      Low                     31-Jan                     74,957
          Hi                      31-Dec                     83,799
          Close                   31-Dec                     83,799
1994      Low                     31-Mar                     81,489
          Hi                      31-Aug                     87,466
          Close                   30-Dec                     83,890
1995      Low                     31-Jan                     85,186
          Hi                      29-Dec                    109,905
          Close                   29-Dec                    109,905
1996      Low                     31-Jan                    113,277
          Hi                      30-Nov                    133,361
          Close                   31-Dec                    132,974
1997      Low                     31-Mar                    135,217
          Hi                      31-Dec                    168,757
          Close                   31-Dec                    168,757
1998      Hi                      30-Apr                    189,102
          Low                     31-Aug                    150,398
          Close                   31-Dec                    179,769
1999      Low                     28-Feb                    176,204
          Hi                      30-Jun                    202,462
          Close                   31-Dec                    190,445
2000      Low                     29-Feb                    172,640
          Hi                      29-Dec                    208,796
          Close                   29-Dec                    208,796
2001      High                    31-May                    221,342
          Low                     30-Sep                    187,804
          Close                   31-Dec                    211,501


                                              Consumer Price Index
                                              (inflation)/5/
          Initial Investment      7/31/1978   $10,000
1978      Low                     31-Jul      10,000
          High                    29-Dec      10,304
          Close                   29-Dec      10,304
1979      Low                     31-Jan      10,396
          High                    31-Dec      11,674
          Close                   31-Dec      11,674
1980      Low                     31-Jan      11,842
          High                    31-Dec      13,135
          Close                   31-Dec      13,135
1981      Low                     31-Jan      13,242
          High                    31-Dec      14,307
          Close                   31-Dec      14,307
1982      Low                     31-Jan      14,353
          High                    31-Oct      14,947
          Close                   31-Dec      14,855
1983      Low                     31-Jan      14,886
          High                    30-Dec      15,419
          Close                   30-Dec      15,419
1984      Low                     31-Jan      15,510
          High                    31-Oct      16,027
          Close                   31-Dec      16,027
1985      Low                     31-Jan      16,058
          High                    31-Dec      16,636
          Close                   31-Dec      16,636
1986      Low                     30-Apr      16,530
          High                    31-Dec      16,819
          Close                   31-Dec      16,819
1987      Low                     31-Jan      16,925
          High                    30-Nov      17,565
          Close                   31-Dec      17,565
1988      Low                     31-Jan      17,610
          High                    30-Dec      18,341
          Close                   30-Dec      18,341
1989      Low                     31-Jan      18,432
          High                    29-Dec      19,193
          Close                   29-Dec      19,193
1990      Low                     31-Jan      19,391
          High                    30-Nov      20,365
          Close                   31-Dec      20,365
1991      Low                     31-Jan      20,487
          High                    31-Dec      20,989
          Close                   31-Dec      20,989
1992      Low                     31-Jan      21,020
          High                    30-Nov      21,613
          Close                   31-Dec      21,598
1993      Low                     31-Jan      21,705
          High                    30-Nov      22,192
          Close                   31-Dec      22,192
1994      Low                     31-Jan      22,253
          High                    30-Nov      22,785
          Close                   30-Dec      22,785
1995      Low                     31-Jan      22,877
          High                    31-Oct      23,394
          Close                   29-Dec      23,364
1996      Low                     31-Jan      23,501
          High                    30-Nov      24,140
          Close                   31-Dec      24,140
1997      Low                     31-Jan      24,216
          High                    31-Oct      24,597
          Close                   31-Dec      24,551
1998      Low                     31-Jan      24,597
          High                    31-Oct      24,962
          Close                   31-Dec      24,947
1999      Low                     31-Jan      25,008
          High                    30-Nov      25,616
          Close                   31-Dec      25,616
2000      Low                     31-Jan      25,693
          High                    30-Nov      26,499
          Close                   29-Dec      26,484
2001      Low                     31-Jan      26,651
          High                    30-Sep      27,139
          Close                   31-Dec      26,895


                         CAPITAL                    TOTAL
Year        CAPITAL      VALUE        TOTAL         VALUE
Ended       VALUE        Value at     VALUE         Value at
December    Dividends    Year-End     Dividends     Year-End      Total
31          in Cash      /1/          Reinvested    /1/           Return
1978/4/     $216         $8,947       $217          $9,155        -8.4%
1979        405          9,892        421           10,556        15.3
1980        553          11,390       603           12,807        21.3
1981        580          10,688       665           12,654        -1.2
1982        634          13,522       769           16,957        34.0
1983        594          16,424       755           21,389        26.1
1984        556          16,759       734           22,620        5.8
1985        582          21,148       795           29,448        30.2
1986        636          25,151       894           35,941        22.0
1987        717          25,463       1,034         37,295        3.8
1988        895          28,561       1,328         43,246        16.0
1989        1,225        35,438       1,877         55,597        28.6
1990        1,058        32,180       1,678         52,130        -6.2
1991        904          40,940       1,477         67,947        30.3
1992        988          44,059       1,655         74,871        10.2
1993        1,084        50,884       1,857         88,466        18.2
1994        1,238        50,319       2,171         89,641        1.3
1995        1,160        66,210       2,082         120,306       34.2
1996        1,196        78,143       2,188         144,352       20.0
1997        1,351        97,513       2,511         182,855       26.7
1998        1,428        112,292      2,690         213,421       16.7
1999        1,578        138,151      3,013         265,882       24.6
2000        1,716        142,315      3,319         277,235       4.3
2001        1,844        126,959/3/   3,611         250,761/2/    -9.6

Average
annual
compound
rate of
return for
23-1/2 years
14.7%/1/

The S&P 500 Index is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.

/1/ Results reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.

/2/ Includes reinvested dividends of $38,348 and reinvested capital gain distributions of $130,729.

/3/ Includes reinvested capital gain distributions of $73,002 but does not reflect income dividends of $23,139 taken in cash.

/4/ For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.
[end mountain chart]


MULTIPLE PERSPECTIVES ARE BETTER THAN ONE

ONE PERSON CAN'T ALWAYS BE RIGHT
Even the most brilliant individuals can't be at their best 100% of the time. And, even in the best periods, it's difficult to be right the majority of the time when it comes to investing.

We've managed the American Funds for more than 70 years. In the early years we had one individual managing each fund, as is customary in the mutual fund industry. We also tried a committee approach. But more than 40 years ago, we attempted something unique in the industry and found it worked. We created the multiple portfolio counselor system. It's based on the simple premise that several heads are better than one.

FOUR COUNSELORS, FIVE PERSPECTIVES
Here's how it works at Fundamental Investors. The fund has four portfolio counselors and about 20 investment analysts managing the portfolio. The counselors are generalists and the analysts are specialists. Each of Fundamental Investors' four portfolio counselors is separately responsible for one of five segments of the fund's assets. The fifth segment is managed together by the investment analysts, each working on specific industries, and is referred to as the research portfolio.

Your fund's portfolio counselors - Gordon Crawford, Jim Drasdo, Mike Kerr and Dina Perry - each manage their segment of Fundamental Investors as if it were an entire mutual fund. They stick to the same investment guidelines to make sure that they're meeting the fund's objectives, but they can go about achieving these objectives in their own unique ways - as you'll see later in this article. While they consult with each other frequently, they make independent decisions, thus avoiding the "watering down" tendency of a committee trying to achieve consensus.

Normally, research analysts just make recommendations. At American Funds, they can also buy and sell those stocks themselves in the research portfolio. That changes the dynamic between portfolio counselor and analyst. Analysts have more at stake than just an opinion. A barometer of the analyst's passion for his or her recommendation is this common question from a portfolio counselor: "Do you own it in the research portfolio?"

ENSURING DIVERSIFICATION
If a key attraction of mutual funds is that they can reduce investment risk by providing diversification, the multiple portfolio counselor system offers an opportunity for even greater diversification. Why? Despite each counselor limiting investments to areas of highest conviction and greatest expertise, you really get five mutual funds in one: the research portfolio plus the four segments managed by the portfolio counselors. The diversity of expertise, perspective and judgment represented in each segment of Fundamental Investors combines to produce your fund's results.

Says portfolio counselor Dina Perry, "I wouldn't want to choose just one of us to manage the fund, especially in the current environment. The combination of our different approaches helps mitigate the downs and ideally helps in the up times."

At times of uncertainty, most investors want to be more diversified. "The multiple portfolio counselor system automatically reflects greater diversification than just one person's view of the world," says portfolio counselor Gordon Crawford. "Also, the diversity is highly focused because each of us knows our own areas really well, so each segment of the fund is quite strong."

In a typical mutual fund, a portfolio manager is expected to have a high degree of confidence in each of the scores of securities he or she needs to own to achieve adequate diversification. "You just can't know 50 different industries, hundreds of companies and hundreds of managements well," says Gordy.

[Begin Sidebar]
[photograph of the statue of liberty's right hand holding the torch] "The multiple portfolio counselor system automatically reflects greater diversification than just one person's view of the world."
Gordon Crawford
Portfolio counselor
[photograph of Gordon Crawford]
[End Sidebar]

[Begin Sidebar]
[photograph of the face of the statue of liberty]
"We all come from different backgrounds so we're bound to come at this differently."
Jim Drasdo
Portfolio counselor
[photograph of Jim Drasdo]
[End Sidebar]

"There are certain industries I know well, so I can feel comfortable owning media, insurance, technology and some of the consumer stocks in my portfolio. But that wouldn't be diversified enough for a whole mutual fund," continues Gordy. "Alternatively, you can force me to run a more diversified portfolio, but I'd be buying things like paper and auto companies, conglomerates and energy companies that I don't really know much about."

"As a portfolio counselor, the advantage to me is that I'm not bearing the weight of the world on my shoulders," says Mike Kerr. "Because I know I'm not responsible for the entire fund, I can own more concentrated positions in my part of the portfolio and do what I think is right for the shareholder. If it takes time for my ideas to develop, I know the shareholders will still be served by the other portfolio counselors and the research portfolio."

FOUR DISTINCT APPROACHES
In Fundamental Investors, the four counselors have diverse backgrounds and distinct approaches.

Says Jim Drasdo, fund president and portfolio counselor, "We all come from different backgrounds so we're bound to come at this differently. Gordy majored in the classics. Dina's an economist by training. Mike was a working geologist before he joined us as an energy analyst. My background is in chemistry and science.

"When I invest," adds Jim, "I like to concentrate on what the market is valuing least dearly in the $investment bargain bin.' But I'm not attracted to everything that's on sale. I like to buy what I perceive to be good companies when they are out of favor with investors. Sometimes I find what I call a $freebie,' a valuable asset the market actually considers negative. A few years ago, I bought a large utility for the fund that had a money-losing cable TV subsidiary, but it had good cash flow. Once the subsidiary was sold, the utility benefited from an enhanced earnings-per-share picture and the ability to reduce debt due to the sale. I saw another bargain immediately following the September 11 tragedy. Airline debt was on the $distressed merchandise table' and yields hovered around 20%. I couldn't resist. I don't know if the major airlines will ever become an attractive industry, but I'm quite certain that the richest nation on earth will not let its major airlines fail due to the acts of terrorists. Passengers are returning to the skies and the bonds have already appreciated significantly."

Getting freebies isn't what drives Gordy. "I don't mind paying higher prices for world-class companies," he says. "I think there are just a handful of them in any given industry and if I think they have significant value and long-term potential, I'll pay the price. I'm attracted to visionary leaders at those companies that can succeed in all types of economic and market scenarios. My job is to look at things as they're going to be 18 months from now and then assemble a portfolio of stocks based on the smorgasbord of ideas that comes from our research group. It all creates a mosaic of the world as I see it."

Dina's training as an economist helps her focus on economically sensitive industries and companies and how they may be impacted by various parts of the economic cycle. Two things typify Dina's approach to investing and serve to contrast Gordy's style: "I'm a contrarian and I like to buy stocks cheap," says Dina. "I'm able to buy things that maybe the others wouldn't look at because the uncertainties are too great. But if I feel that we know the company well, then I'm willing to take the risk. You can always find fundamentally sound companies, but they're not always priced attractively. When I find one that is, the key is to know whether the price is depressed for the right or wrong reasons. Does Wall Street have a misimpression of the value of the company's assets? Are investors unaware of changes being made at a company that have negative short-term effects, but positive long-term impacts?"

Portfolio counselor Mike Kerr is a tire kicker. Like Gordy, he's heavily influenced by observing the people who run companies. As an analyst, he has had a reputation within the energy industry for getting to know management teams and understanding their business. He applies that same model to his work as a portfolio counselor.

[Begin Sidebar]
[photograph of the left hand of the statue of liberty]
"We are very different people with very different ways of looking at the world. That's a benefit to our shareholders."
Mike Kerr
Portfolio counselor
[photograph of Mike Kerr]
[End Sidebar]

"I see my role as a combination of top-down and bottom-up thinking. The top-down view is important to determine what's driving the market and the economy in a given period of time. You get to listen to all the ideas that are being generated across the market both within and outside our organization. To me, the top-down approach is just observing and listening to all of that," says Mike. "My bottom-up inspiration is the collective wisdom of our analysts. What I try to do is to find companies recommended by our analysts that fit my view of the world. The goal is to let these two overlapping filters guide the selection of the companies in my piece of the portfolio."

SHARING IDEAS
The working life of a single portfolio manager at a mutual fund with a "star manager" approach and limited in-house research is a solitary one. In contrast, the multiple portfolio counselor system lends itself to sharing ideas. The goal is not to gain agreement before making investment decisions, but to discuss with other portfolio counselors the thought processes that helped them arrive at their high levels of conviction.

Informal hallway interactions are elaborated on with regular meetings focused on thorough discussions of fund holdings. Each counselor shares thoughts about the companies they hold and the group talks in-depth about what they're doing and why. At a recent research retreat, the analysts in the research portfolio conducted lengthy discussions about each of their holdings in Fundamental Investors.

"Conversations with our analysts help me gain conviction," says Dina. "That's especially important if I'm going to make an out-of-favor decision."

Most important investment ideas come from the analysts. The counselors and analysts have ample time to develop trusting relationships that make a difference in sharing these ideas. "Over a decade or more, you figure out who's particularly strong on certain ideas and issues," Mike explains. "For example, I've known Rick Beleson, our pharmaceutical analyst, for 16 years. He has a tremendous track record and is extraordinarily strong on the science behind the drugs that drive these companies' earnings. Even when I don't think it's the time to own drug companies, if Rick has conviction about a company as a long-term growth prospect, I follow his advice."

Another example is Mark Merritt, one of our "newer" analysts; he's been with the company for eight years - far longer than the average mutual fund industry analyst. "Mark is a rare breed of retail store analyst," says Mike. "Most retail stocks aren't appropriate long-term investments, so they wouldn't fit into our approach. But Mark has a good eye for companies with a strong fundamental story - those with five to eight years of growth ahead of them. He's a good example of an analyst who knows what we're looking for in Fundamental Investors."

EXPERIENCE IN UNCERTAIN TIMES
We believe the multiple portfolio counselor system works in any market scenario, but it's especially important now. Given that few mutual fund portfolio managers in the U.S. ever experienced a bear market until last year, it's a huge advantage to have four professionals manage your Fundamental Investors holdings who have considerable bear market experience.

"Times change," says Jim. "It's highly unlikely that the person who looked brilliant in the recent euphoric times is going to be right today. It's not likely that any one person will have all the answers in this new era of opportunities, but also unprecedented risks. I think it's better for our shareholders to have the benefit of the combined wisdom of four people who've seen good and bad times and have done well - if not spectacularly well - in all of these times."

Jim, Dina and Gordy all experienced the 1973-74 bear market's school of hard knocks. Each had begun their investing careers just prior to that. Many professional investors have studied those two years of sustained daily downturns and a halving of the value of the market, but living it is another thing.

While Mike hasn't invested in a broad-based bear market prior to this (the 1987 crash wasn't enduring enough to be a bear market), he has experienced three serious bear markets within the energy industry he follows (1986, 1991-92 and 1998). What all four learned then, and since, helps form their distinctive investment styles today. "That's part of what makes a good investor over a long period of time," says Gordy, "living through all different market environments and seeing different parts of the cycle. We have enough gray hair around here that, on balance, we were better prepared for this difficult market than most."

So how has this experience changed the way they invest in today's environment? As you're probably starting to see, it depends on the counselor.

Mike sees the advantage of having so many long-term shareholders in Fundamental Investors. Stability contributes to the ability to invest with patience. "September 11 was a horrible event for our country, but it clearly brought the market down to lower levels and set in place a change in fiscal and monetary policy that we hope will provide for better times ahead. Fortunately, we have the ammunition to take advantage of this timing. The main thing I've learned in bear markets is this: When you know that a company is well-managed and that it will maintain its leadership and improve in the future, you have to buy it now. I've found that if you don't buy those stocks when times are difficult, you deeply regret it two years later."

Dina sees this as an opportunity to find the inexpensive stocks to which she's always attracted. Her experience helps her determine which ones will be the survivors - those that can come out on the other end of this cycle with strength and prosperity. "We've had a major shock to the economy, and I need to determine which companies can endure financial distress for a potentially long period of time."

Much of this is about patience. "Over time I realized that this process takes a lot longer than I thought," says Dina. "Look at IBM. It's a totally transformed company, but that took a long time. You had to invest in it at a time of uncertainty $ when it looked like it might not make it. Now, things have changed. It's dominant in almost every sector of the technology business."

Says Jim, "When I talk to companies, I ask different questions today. I know times are awful for just about everyone, so I ask questions like $How are you using this downturn to make your business stronger when things turn around?' I'm also much more focused on getting back to basics and examining things like balance sheets. Cash flow doesn't lie. Companies with fatter wallets don't have to cut staff, can take advantage of people who become available and can grab opportunities that others can't. Companies producing favorable earnings are hard to find, and they may not be the sexy names of the '90s. Utilities have taken on a new glow for me."

Gordy, overall, continues to approach investing in the same way he always has - looking for great companies with long-term potential. "It's the same process, it's just that the data points are different," he says. He's thoughtful about geopolitical uncertainty inserting itself into the market as part of his big picture perspective and aware of individual reactions to these times. "Everyone's a little less certain since the terrorist events of September 11. It was such a seminal event in our lives. All the CEOs I talk with are just trying to run their companies, deal with the current difficult environment and cope. Most are optimistic and think it will pass."

THE VALUE OF MULTIPLE PERSPECTIVES
In times of uncertainty like this, a good way to reduce risk is through diversification and experience. As you can see, the multiple portfolio counselor system provides you and your fellow Fundamental Investors shareholders with diversity of perspective, a range of deep experience and a variety of investment styles.

"It's a very tight working group," says Mike. "We are very different people with very different ways of looking at the world. That's a benefit to our shareholders."

[Begin Sidebar]
[photograph of the statue of liberty]
"The combination of our different approaches helps mitigate the downs and ideally helps in the up times."
Dina Perry
Portfolio counselor
[photograph of Dina Perry]
[End Sidebar]

INVESTMENT PORTFOLIO
FUNDAMENTAL INVESTORS

Largest Equity Holdings
                                                   Percent of net assets    Percent Change*
AstraZeneca PLC                                                     2.30%             -8.87
Viacom                                                               2.12             -5.64
AOL Time Warner                                                      2.04             -7.76**
Eli Lilly                                                            1.99             -15.61
Texas Instruments/Burr-Brown                                         1.89             -40.9
Microsoft                                                            1.79             52.74
Dow Chemical                                                         1.59             -7.77
Suncor Energy                                                        1.44             28.76
American International Group                                         1.40             -19.44
Sanmina-SCI                                                          1.38             2.61**

*  Reflects change in market price for
   the year ended 12/31/01. (Excludes
   dividends.)

** Adjusted for mergers.




Largest Industry Holdings                          Percent of net assets

Pharmaceuticals                                                     10.52%
Media                                                                8.63
Oil & Gas                                                            7.22
Insurance                                                            5.03
Semiconductor Equipment & Products                                   4.85

                                                             Shares/Principal    Market       Percent
Equity Securities                                                      Amount     Value        of Net
(Common and preferred stocks and                                                  (000)        Assets
 convertible debentures)

Pharmaceuticals -  10.52%
AstraZeneca PLC (United Kingdom)                                       8590000    393277
AstraZeneca PLC (ADR)                                                  1600766     74596           2.3
Eli Lilly and Co.                                                      5165000    405659          1.99
Johnson & Johnson                                                      4400000    260040          1.28
Pharmacia Corp.                                                        5933600    253068          1.24
Novartis AG (Switzerland)                                              3906000    141223
Novartis AG (ADR)                                                      1148601     41924           0.9
American Home Products Corp.                                           2750000    168740          0.83
Pfizer Inc                                                             3500000    139475          0.69
Bristol-Myers Squibb Co.                                               2000000    102000           0.5
Schering-Plough Corp.                                                  2700000     96687          0.48
Elan Corp., PLC (ADR) (Ireland) /1/                                     875000     39427          0.19
Forest Laboratories, Inc.  /1/                                          300000     24585          0.12


Media -  8.63%
Viacom Inc., Class B  /1/                                              7394500    326467
Viacom Inc., Class A  /1/                                              2351200    104041          2.12
AOL Time Warner Inc.  /1/                                             12906000    414283          2.04
News Corp. Ltd., preferred (ADR)                                       6200000    164052
 (Australia)
News Corp. Ltd. (ADR)                                                  3150000    100201           1.3
Fox Entertainment Group, Inc., Class A /1/                             3650000     96834          0.48
Dow Jones & Co., Inc.                                                  1600000     87568          0.43
Clear Channel Communications, Inc.  /1/                                1498100     76268          0.37
Adelphia Communications Corp. 6.00%                                   86000000     75336          0.37
 convertible subordinated notes 2006
Comcast Corp., Class A, special stock /1/                              2000000     72000          0.35
Interpublic Group of Companies, Inc.                                   1860000     54944
Interpublic Group of Companies, Inc.                                   8168000      6507           0.3
 1.87% convertible notes 2006 /2/
E.W. Scripps Co., Class A                                               700000     46200          0.23
Gannett Co., Inc.                                                       500000     33615          0.17
NTL Communications Corp. 6.75% convertible                            83000000     26767
 subordinated notes 2008  /2/
NTL Inc. 5.75% convertible subordinated                               65000000      6581          0.16
 notes 2009
Knight-Ridder, Inc.                                                     441200     28647          0.14
Tribune Co.                                                             718400     26890          0.13
United Pan-Europe Communications NV,                                      1120      8960
 convertible preferred
 (Netherlands)/1/ /2/ /3/
United Pan-Europe Communications NV,                                    543826         0          0.04
 warrants, expire 2007 /1/ /3/


Oil & Gas - 7.22%
Suncor Energy Inc. (Canada)                                            8862417    291593          1.44
Norsk Hydro AS (ADR) (Norway)                                          3559000    149478
Norsk Hydro AS                                                         2701000    113151          1.29
Murphy Oil Corp.                                                       2194900    184459          0.91
PanCanadian Energy Corp. (Canada)                                      7057512    183495           0.9
Phillips Petroleum Co.                                                 2600000    156676          0.77
Unocal Corp.                                                           2500000     90175
Unocal Capital Trust $3.125 convertible                                 450000     22672          0.56
 preferred
Shell Canada Ltd., Class A (Canada)                                    3273200     94028          0.46
ChevronTexaco Corp. (merger of Chevron                                  800000     71688          0.35
 Corp. and Texaco Inc.)
Imperial Oil Ltd. (Canada)                                             2261900     63062          0.31
Sunoco, Inc.                                                           1000000     37340          0.18
ENI SpA (Italy)                                                         850700     10641          0.05


Insurance - 5.03%
American International Group, Inc.                                     3600000    285840           1.4
Berkshire Hathaway Inc., Class A  /1/                                     3550    268380          1.32
Allstate Corp.                                                         4400000    148280          0.73
Marsh & McLennan Companies, Inc.                                        840600     90322          0.44
XL Capital Ltd., Class A                                                970600     88674          0.44
21st Century Insurance Group                                           2892300     56255          0.28
Chubb Corp.                                                             748000     51612          0.25
AMP Ltd. (Australia)                                                   3600000     33882          0.17


Semiconductor Equipment & Products - 4.85%
Texas Instruments Inc.                                                12764324    357401
Burr-Brown Corp. 4.25% convertible                                    25000000     26685          1.89
 subordinated notes 2007
Maxim Integrated Products, Inc. /1/                                    2350000    123399          0.61
Applied Materials, Inc.  /1/                                           2800000    112280          0.55
Vitesse Semiconductor Corp. 4.00%                                     72000000     56614
 convertible subordinated debentures 2005
Vitesse Semiconductor Corp.  /1/                                       3000000     37290          0.46
PMC-Sierra, Inc.  /1/                                                  3250000     69095          0.34
Cypress Semiconductor Corp.  /1/                                       3225000     64274          0.32
National Semiconductor Corp.  /1/                                      1750000     53883          0.26
ASM Lithography 5.75% convertible                                     35000000     41913          0.21
 debentures 2006 (Netherlands) /2/
LSI Logic Corp.  /1/                                                   1900000     29982          0.15
Semtech Corp. 4.50% convertible                                        8000000      8858
 subordinated notes 2007 /2/
Semtech Corp. 4.50% convertible                                        2000000      2215          0.05
 subordinated notes 2007
Infineon Technologies AG (Germany)                                       75500      1579          0.01


Electric Utilities - 4.18%
TXU Corp.                                                              4420800    208441          1.02
Exelon Corp.                                                           3500000    167580          0.82
Dominion Resources, Inc.                                               1675000    100668           0.5
DTE Energy Co.                                                         1591600     66752          0.33
American Electric Power Co., Inc.                                      1352100     58857          0.29
Edison International  /1/                                              3500000     52850          0.26
Xcel Energy Inc.                                                       1800000     49932          0.25
CMS Energy Corp.                                                       1800000     43254          0.21
Constellation Energy Group, Inc.                                       1241100     32951          0.16
Duke Energy Corp.                                                       471900     18527
Duke Energy Corp., 8.25% units 2004                                     338000      8906          0.14
Southern Co.                                                            719100     18229          0.09
FPL Group, Inc.                                                         297500     16779          0.08
Entergy Corp.                                                           150000      5867          0.03


Computers & Peripherals - 3.58%
International Business Machines Corp.                                  1600000    193536          0.95
Lexmark International, Inc., Class A /1/                               3000000    177000          0.87
Sun Microsystems, Inc.  /1/                                           13633400    167691          0.82
Hewlett-Packard Co.                                                    4246200     87217          0.43
Compaq Computer Corp.                                                  6000000     58560          0.29
Dell Computer Corp.  /1/                                               1550000     42129          0.21
EMC Corp.  /1/                                                          193000      2594          0.01


Industrial Conglomerates - 3.48%
Minnesota Mining and Manufacturing Co.                                 1900000    224599           1.1
Tyco International Ltd.                                                3750000    220875          1.09
Siemens AG (Germany)                                                   2000000    133263          0.66
General Electric Co.                                                   3200000    128256          0.63

Banks - 3.27%
Bank of America Corp.                                                  3200000    201440          0.99
BANK ONE CORP.                                                         2500000     97625          0.48
Cullen/Frost Bankers, Inc.                                             2550000     78744          0.39
Wachovia Corp.(formerly First Union Corp.)                             2000000     62720          0.31
KeyCorp                                                                2500000     60850           0.3
National City Corp.                                                    1778700     52009          0.25
FleetBoston Financial Corp.                                            1250000     45625          0.22
Sumitomo Mitsui Banking Corp. (Japan)                                  9000000     37993          0.19
Royal Bank of Canada (Canada)                                           850000     27663          0.14


Food Products - 2.80%
Unilever NV (New York Registered)                                      3730000    214885          1.06
 (Netherlands)
Sara Lee Corp.                                                         5684900    126375          0.62
H.J. Heinz Co.                                                         2000000     82240           0.4
General Mills, Inc.                                                    1404200     73032          0.36
Kellogg Co.                                                            2400000     72240          0.36


Electronic Equipment & Instruments - 2.79%
Sanmina-SCI Corp.  /1/ (merger of Sanmina                              8680000    172732
 Corp. and SCI Systems, Inc.)
Sanmina Corp., 0% convertible subordinated                           166000000     63395
 debentures 2020
SCI Systems, Inc. 3.00% convertible                                   54500000     45284          1.38
 subordinated debentures 2007
Jabil Circuit, Inc.  /1/                                               7100000    161312          0.79
Agilent Technologies, Inc.  /1/                                        2500000     71275
Agilent Technologies, Inc. 3.00%                                      10370000     11627          0.41
 convertible debentures 2021 /2/  /4/
Solectron Corp. 7.25% convertible                                      1200000     34380          0.17
 preferred 2004, units  /1/
DDi Corp. 5.25% convertible subordinated                              10000000      6975          0.04
 note 2008


Diversified Telecommunication
 Services - 2.76%
SBC Communications Inc.                                                4500000    176265          0.87
Telefonos de Mexico, SA de CV,                                         4500000    157590          0.78
 Class L (ADR) (Mexico)
AT&T Corp.                                                             8400000    152376          0.75
Qwest Communications International Inc.                                2161650     30544
Qwest Trends Trust, 5.75% convertible                                   370500     10907           0.2
 preferred 2003  /2/
Sprint FON Group                                                       1643700     33005          0.16


Communications Equipment - 2.47%
Cisco Systems, Inc.  /1/                                               9100000    164801          0.81
Motorola, Inc.                                                         7861200    118075
Motorola, Inc., 7.00% convertible                                       400000     18696          0.67
 preferred 2004, units  /1/
Corning Inc.                                                           9093000     81110
Corning Inc., 3.50% convertible                                       38000000     43305          0.61
 debentures 2008
Telefonaktiebolaget LM Ericsson,                                       6000000     31320          0.16
 Class B (ADR) (Sweden)
Lucent Technologies Inc.  /1/                                          4000000     25160          0.12
Crown Castle International Corp.  /1/                                  1500000     16020          0.08
Nortel Networks Corp. (Canada)                                          400000      3000          0.02


Chemicals - 2.37%
Dow Chemical Co.                                                       9563600    323058          1.59
E.I. du Pont de Nemours and Co.                                        2500000    106275          0.52
Air Products and Chemicals, Inc.                                       1000000     46910          0.23
Syngenta AG (Switzerland) /1/                                            98414      5100
Syngenta AG (ADR) /1/                                                   133740      1418          0.03

Aerospace & Defense - 2.04%
Honeywell International Inc.                                           5300000    179246          0.88
Lockheed Martin Corp.                                                  2011900     93895          0.46
Boeing Co.                                                             2400000     93072          0.46
RC Trust I, 8.25% convertible                                           890000     49618          0.24
 preferred 2006, units


Paper & Forest Products - 2.02%
Norske Skogindustrier ASA, Class A (Norway)                            6566900    123284          0.61
International Paper Co.                                                2800000    112980          0.55
Weyerhaeuser Co.                                                       2025000    109512          0.54
Bowater Inc.                                                            700000     33390          0.16
Georgia-Pacific Corp.,                                                  958640     26468          0.13
 Georgia-Pacific Group
Plum Creek Timber Co., Inc. (merged                                     205500      5826          0.03
 with Georgia-Pacific Timber Group)


Diversified Financials - 1.96%
Fannie Mae                                                             1917800    152465          0.75
J.P. Morgan Chase & Co. (formerly                                      3300000    119955          0.59
 Chase Manhattan Corp. and J.P. Morgan &
Household International, Inc.                                          1700000     98498          0.48
 Co. Inc.)
Capital One Financial Corp.                                             450000     24278          0.12
Investor AB, Class B (Sweden)                                           381700      4180          0.02


Specialty Retail - 1.93%
Lowe's Companies, Inc.                                                 5250000    243653           1.2
Limited Inc.                                                          10110000    148819          0.73


Software - 1.92%
Microsoft Corp.  /1/                                                   5500000    364375          1.79
Intuit Inc.  /1/                                                        600000     25668          0.13


Metals & Mining -  1.64%
Alcoa Inc.                                                             5480100    194818          0.96
BHP Billiton Ltd. (Australia)                                         12445030     66695          0.33
Massey Energy Co.                                                      2011700     41703           0.2
Phelps Dodge Corp.                                                      965620     31286          0.15


Machinery - 1.58%
Deere & Co.                                                            3000000    130980          0.65
Parker Hannifin Corp.                                                  2400000    110184          0.54
Caterpillar Inc.                                                       1000000     52250          0.26
Illinois Tool Works Inc.                                                400000     27088          0.13


Road & Rail - 1.42%
Union Pacific Corp.                                                    1900000    108300
Union Pacific Capital Trust 6.25%                                       160000      7620          0.57
 TIDES convertible preferred 2028  /2/
Canadian Pacific Railway Ltd. (Canada)                                 5159000    100601          0.49
Burlington Northern Santa Fe Corp.                                     2547600     72683          0.36


Beverages - 1.34%
Coca-Cola Co.                                                          3500000    165025          0.81
Anheuser-Busch Companies, Inc.                                         1500000     67815          0.34
PepsiCo, Inc.                                                           800000     38952          0.19


Air Freight & Couriers - 1.07%
FedEx Corp.  /1/                                                       2600000    134888          0.66
United Parcel Service, Inc., Class B                                   1509600     82273          0.41


Automobiles - 1.05%
General Motors Corp.                                                   2800000    136080          0.67
Honda Motor Co., Ltd. (Japan)                                          1954000     77732          0.38


Airlines - 1.04%
Delta Air Lines, Inc.                                                  2400000     70224          0.34
Continental Airlines, Inc., Class B  /1/                               2675000     70112          0.34
AMR Corp.  /1/                                                         2000000     44340          0.22
Southwest Airlines Co.                                                 1500000     27720          0.14


Energy Equipment & Services - 0.86%
Baker Hughes Inc.                                                      4800000    175056          0.86


Household Products - 0.85%
Colgate-Palmolive Co.                                                  3000000    173250          0.85


Multiline Retail - 0.84%
Federated Department Stores, Inc.  /1/                                 3000000    122700           0.6
May Department Stores Co.                                              1300000     48074          0.24


Food & Drug Retailing - 0.65%
Walgreen Co.                                                           3022300    101731           0.5
Albertson's, Inc.                                                       998550     31444          0.15


Internet Software & Services - 0.65%
Yahoo   Inc.  /1/                                                      7500000    133050          0.65


Commercial Services & Supplies - 0.62%
Sabre Holdings Corp., Class A  /1/                                     2045304     86619          0.42
Ceridian Corp.  /1/                                                    1200000     22500          0.11
Cendant Corp. 3.00% convertible                                        7900000      7950
 debentures 2002 /2/
Cendant Corp.  /1/                                                      293388      5753          0.07
Arbitron Inc.  /1/                                                      109400      3736          0.02


Multi-Utilities - 0.50%
Questar Corp.                                                          3000000     75150          0.37
Williams Companies, Inc.                                               1000000     25520          0.13


Personal Products - 0.49%
Gillette Co.                                                           3000000    100200          0.49


Construction & Engineering - 0.41%
Fluor Corp.                                                            2011700     75238          0.37
Foster Wheeler Ltd. 6.50% convertible                                 15000000      8958          0.04
 subordinated notes 2007 /2/


IT Consulting & Services - 0.28%
Electronic Data Systems Corp.                                           600000     41130
Electronic Data Systems Corp.,                                          279600     15728          0.28
 7.625% convertible preferred,
 FELINE PRIDES, 2004


Gas Utilities - 0.27%
KeySpan Corp.                                                          1584000     54886          0.27


Health Care Equipment & Supplies - 0.26%
Applera Corp. - Applied Biosystems Group                               1330200     52237          0.26


Other Industries - 0.94%
Equity Residential Properties Trust                                    1700000     48807          0.24
Vodafone Group PLC (ADR) (United Kingdom)                              1809825     46476          0.23
Cardinal Health, Inc.                                                   465700     30112          0.15
Chesapeake Corp.   /5/                                                  859100     23892          0.12
Applera Corp. - Celera Genomics Group /1/                               528800     14114          0.07
Delphi Automotive Systems Corp.                                         914518     12492          0.06
Tupperware Corp.                                                        500000      9625          0.05
Royal Caribbean Cruises Ltd. 0%                                       10750000      3392          0.02
 convertible debentures 2021



MISCELLANEOUS  -  2.50%
Other equity securities in initial                                    51062210    509046           2.5
 period of acquisition


Total Equity Securities (cost:                                                  18932119         93.08
 $17,297,341,000)



                                                                    Principal    Market       Percent
                                                                       Amount     Value        of Net
Bonds & Notes                                                           (000)     (000)        Assets

Media - 0.93%
NTL Communications Corp.:
  11.50% 2008                                                        111687000     36019
  Series B, 11.875% 2010                                               6950000      2259
NTL Inc.:
  11.50% 2006                                                         96120000     30758
  12.75% 2005                                                         38750000     12206
Comcast UK Cable Partners Ltd. 11.20% 2007                            19570000     14090
Diamond Cable Communications PLC                                      14945000      3587          0.49
 11.75% 2005
Charter Communications Holdings,                                      50000000     47750          0.24
 LLC 8.25% 2007
United Pan-Europe Communications NV:
  10.875% 2009                                                       119615000     11961
  11.50% 2010                                                         30575000      3057
  11.25% 2010                                                         30175000      3017
  0%/13.75% 2010 /6/                                                  33950000      2716
  Series B, 11.25% 2009                                               15250000      1525          0.11
Cablevision Industries Corp. 9.875% 2013                              10000000     10600          0.05
Time Warner Inc. 10.15% 2012                                           6000000      7529          0.04


Airlines - 0.54%
Northwest Airlines, Inc.:
  8.875% 2006                                                         34570000     29385
  7.625% 2005                                                         32360000     26859
  8.52% 2004                                                          24540000     21434          0.38
Continental Airlines, Inc. 8.00% 2005                                 28600000     24310          0.12
Delta Air Lines, Inc., Series 1993-A2,                                11500000      9028          0.04
 10.50% 2016 /7/


Commercial Services & Supplies - 0.01%
Sabre Holdings Corp. 7.35% 2011 /1/                                    3000000      2751          0.01


Total Bonds & Notes (cost: $512,850,000)                                          300841          1.48



                                                                    Principal    Market       Percent
                                                                       Amount     Value        of Net
Short-Term Securities                                                   (000)     (000)        Assets

Federal Agency Discount Notes  - 2.01%
Federal Home Loan Banks 1.73%-2.26% due                              282000000    281484          1.38
 1/7-3/20/2002
Fannie Mae 1.74%-2.30% due 1/10-3/21/2002                             95000000     94785          0.47
Freddie Mac 1.74%-2.26% due 1/17-2/19/2002                            33000000     32941          0.16


Corporate Short-Term Notes  - 2.81%
American Express Credit Corp.                                        100500000    100313          0.49
 1.78%-1.92% due 1/4-3/01/2002
J.P. Morgan Chase & Co. 2.00%-2.03%                                   61900000     61830          0.31
 due 1/17-1/29/2002
SBC Communications Inc. 1.83%-2.00%                                   60000000     59872           0.3
 due 1/23-3/8/2002 /2/
Equilon Enterprises LLC 1.75% due                                     25600000     25585
 1/10-1/14/2002
Motiva Enterprises LLC 1.75%-1.79%                                    31000000     30963          0.28
 due 1/9-1/28/2002
Three Rivers Funding Corp. 1.78%-1.88%                                50000000     49955          0.25
 due 1/10-1/22-2002 /2/
Procter & Gamble Co. 1.80% due                                        41800000     41716          0.21
 2/6-2/11/2002 /2/
Pfizer Inc 1.80%-2.12% due                                            31000000     30959          0.15
 1/24-1/31/2002 /2/
Tribune Co. 2.33% due 1/15/2002 /2/                                   25000000     24976          0.12
BellSouth Corp. 2.00% due 1/18/2002 /2/                               25000000     24975          0.12
Kraft Foods Inc. 1.80% due 2/15/2002                                  25000000     24942          0.12
Merck & Co., Inc. 1.865% due 2/14/2002                                25000000     24942          0.12
Household Finance Corp. 1.90%-2.03%                                   24000000     23985          0.12
 due 1/11-1/31/2002
E.W. Scripps Co. 1.80%-1.81% due                                      23000000     22916          0.11
 3/15-3/20/2002 /2/
Ciesco LP 1.84%-2.21% due 1/8-2/5/2002                                22700000     22685          0.11



U.S. Treasuries  -  0.10%
U.S. Treasury Bills 1.715%-2.05%                                      21000000     20909           0.1
 due 3/14-4/4/2002


Total Short-Term Securities (cost:                                               1000733          4.92
 $1,000,698,000)


Total Investment Securities (cost:                                              20233693         99.48
 $18,810,889,000)
Excess of cash and receivables                                                    106576   0.523965539
 over payables

NET ASSETS                                                                      20340269   100.0039655

/1/ Non-income-producing security.
/2/ Purchased in a private placement
    transaction; resale may be
    limited to qualified institutional
     buyers; resale to public
    may require registration.
/3/ Valued under procedures established
    by the authority of Board of Directors.
/4/ Coupon rate may change periodically.
/5/ The fund owns 5.66% of the
    outstanding voting securities of
    Chesapeake Corp. and thus is
    considered an affiliate as defined
    under the Investment Company Act of 1940.
/6/ Step bond; coupon rate will increase
    at a later date.
/7/ Pass-through securities backed
    by a pool of mortgages or other
    loans on which principal payments are
    periodically made.  Therefore,
    the effective maturities
    are shorter than the stated maturities.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity securities added since June 30, 2001

ASM Lithography
Cullen/Frost Bankers
DDi
DuPont
Edison International
Equity Residential Properties Trust
Exelon
Johnson & Johnson
J.P. Morgan Chase
May Department Stores
National City
Novartis
Pancanadian Energy
RC Trust I
Schering-Plough
Solectron
Sumitomo Mitsui Banking
Sun Microsystems
Telefonos de Mexico
Tyco International Group
Vitesse Semiconductor
Vodafone Group



Equity securities eliminated since June 30, 2001

Adolph Coors
Avery Dennison
CNET Networks
Computer Associates International
Dole Food
Equifax
Freeport-McMoRan Copper & Gold
Intel
JDS Uniphase
Nippon Sheet Glass
ON Seminconductor
Royal Dutch Petroleum
USA Education
Walt Disney
Waste Management
Wells Fargo
Wm. Wrigley Jr.

Financial statements

Statement of assets and liabilities
at December 31, 2001                                                        (dollars in       thousands)

Assets:
  Investment securities at market
    (cost: $18,810,889)                                                                      $20,233,693
  Cash                                                                                               201
  Receivables for -
    Sales of investments                                                       $102,791
    Sales of fund's shares                                                       44,214
    Dividends and interest                                                       47,148          194,153
                                                                                              20,428,047

Liabilities:
  Payables for -
    Purchases of investments                                                     41,390
    Repurchases of fund's shares                                                 35,120
    Management services                                                           4,658
    Other expenses                                                                6,610           87,778
Net assets at December 31, 2001                                                              $20,340,269

  Total authorized capital stock -
 1,000,000,000 shares, $1.00 par value
  Class A shares:
    Net assets                                                                               $19,330,816
    Shares outstanding                                                                       704,312,518
    Net asset value per share                                                                     $27.45
  Class B shares:
    Net assets                                                                                  $653,259
    Shares outstanding                                                                        23,837,428
    Net asset value per share                                                                     $27.40
  Class C shares:
    Net assets                                                                                  $202,924
    Shares outstanding                                                                         7,409,213
    Net asset value per share                                                                     $27.39
  Class F shares:
    Net assets                                                                                  $153,270
    Shares outstanding                                                                         5,585,385
    Net asset value per share                                                                     $27.44

See notes to financial statements



Statement of operations
for the year ended December 31, 2001                                        (dollars in       thousands)
Investment income:
  Income:
    Dividends                                                                  $263,265
    Interest                                                                    153,690         $416,955

  Expenses:
    Management services fee                                                      54,760
    Distribution expenses - Class A                                              48,690
    Distribution expenses - Class B                                               5,054
    Distribution expenses - Class C                                                 919
    Distribution expenses - Class F                                                 158
    Transfer agent fee - Class A                                                 19,943
    Transfer agent fee - Class B                                                    620
    Administrative services fees - Class C                                          241
    Administrative services fees - Class F                                          127
    Reports to shareholders                                                         505
    Registration statement and prospectus                                         1,912
    Postage, stationery and supplies                                              2,635
    Directors' fees                                                                  75
    Auditing and legal fees                                                          68
    Custodian fee                                                                   944
    Taxes other than federal income tax                                               2
    Other expenses                                                                   46          136,699
  Net investment income                                                                          280,256

Realized loss and unrealized
  depreciation on investments:
  Net realized loss                                                                             (390,224)
      Net unrealized depreciation on Investments                                              (1,965,426)
    Net realized loss and
      unrealized depreciation
      on investments                                                                          (2,355,650)
  Net decrease in net assets resulting
    from operations                                                                           (2,075,394)

See notes to financial statements







Statement of changes in net assets                                          (dollars in       thousands)

                                                                             Year ended       Year ended
                                                                     ended December 31,     December 31,
                                                                                    2001             2000
Operations:
  Net investment income                                                        $280,256         $238,341
  Net realized (loss) gain on investments                                      (390,224)       1,436,000
  Net unrealized depreciation
    on investments                                                           (1,965,426)        (981,026)
    Net (decrease) increase in net assets
      resulting from operations                                              (2,075,394)         693,315
Dividends and distributions paid to
  shareholders:
  Dividends from net investment income:
    Class A                                                                    (273,343)        (223,880)
    Class B                                                                      (3,448)            (587)
    Class C                                                                        (578)               -
    Class F                                                                        (928)               -
  Distributions from net realized gain on
  investments:
    Class A                                                                    (245,208)      (1,367,983)
    Class B                                                                      (4,538)         (15,496)
      Total dividends and distributions                                        (528,043)      (1,607,946)

Capital share transactions:
  Proceeds from shares sold                                                   5,005,326        5,434,428
  Proceeds from shares issued in reinvestment
    of net investment income dividends and
    distributions of net realized gain on                                       499,137        1,527,294
    investments
  Cost of shares repurchased                                                 (2,731,440)      (2,479,505)
    Net increase in net assets resulting
      from capital share transactions                                         2,773,023        4,482,217
Total increase in net assets                                                    169,586        3,567,586

Net assets:
  Beginning of year                                                          20,170,683       16,603,097
  End of year (including
    undistributed net investment income:
 $38,463 and $40,847, respectively)
                                                                            $20,340,269      $20,170,683


See notes to financial statements


Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Fundamental Investors, Inc., the ("fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $5,987,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest and other receivables and payables, on a book basis, were $1,752,000 for the year ended December 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $18,818,409,000. Net unrealized appreciation on investments aggregated $1,415,284,000; $3,342,227,000 related to appreciated securities and $1,926,943,000 related to depreciated securities. For the year ended December 31, 2001 the fund realized tax basis net capital losses of $95,737,000. These losses represent a net capital los carryforward at December 31, 2001 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital
loss carryforward remains.   The fund has recognized, for tax purposes, net
losses relating to non-U.S. currency transactions totaling $4,398,000, which were realized during the period November 1, 2000 through December 31, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending December 31, 2002, the recognition of net capital losses and losses relating to non-U.S. currency transactions totaling $288,740,000 and $348,000, respectively, which were realized during the period November 1, 2001 through December 31, 2001. Net losses related to non-U.S. currency transactions of $1,752,000 were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $54,760,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of daily net assets decreasing to 0.246% of such assets in excess of $27 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.271% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, aggregate distribution expenses were limited to $48,690,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of December 31, 2001, unreimbursed expenses that remain subject to reimbursement totaled $1,644,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, aggregate distribution expenses were $5,054,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended December 31, 2001, aggregate distribution expenses were $919,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended December 31, 2001, aggregate distribution expenses were $158,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $3,910,000.

AFD received $13,443,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $20,563,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of December 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,753,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended December 31, 2001, total fees under the agreement were $368,000. As of December 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $55,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $817,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $9,059,542,000 and $5,403,106,000 respectively, during the year ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended December 31, 2001, the custodian fee of $944,000 includes $108,000 that was paid by these credits rather than in cash.

For the year ended December 31, 2001, the fund reclassified $4,343,000 from undistributed net investment income to undistributed net realized gains and $214,000 from undistributed net realized gains to additional paid-in-capital to reflect permanent differences between book and tax reporting.

As of  December 31, 2001, net assets consisted of the following:

                                                                (dollars in thousands)
Capital paid in on shares of capital stock                                 $19,270,988
Undistributed net investment income                                             38,463
Accumulated net realized loss                                                 (391,997)
Net unrealized appreciation                                                  1,422,815
Net assets                                                                 $20,340,269


Capital share transactions in the fund were as follows:

                                                                   Year ended December 31, 2001
                                                                 Amount (000)                Shares
Class A Shares:
    Sold                                                           $4,166,164           144,622,510
    Reinvestment of dividends and distributions                       490,005            16,799,066
    Repurchased                                                    (2,663,924)          (94,907,488)
      Net increase in Class A                                       1,992,245            66,514,088
Class B Shares: /1/
    Sold                                                              452,377            15,660,219
    Reinvestment of dividends and distributions                         7,738               266,313
    Repurchased                                                       (46,247)           (1,695,149)
      Net increase in Class B                                         413,868            14,231,383
Class C Shares: /2/
    Sold                                                              218,365             7,735,299
    Reinvestment of dividends and distributions                           555                20,276
    Repurchased                                                        (9,224)             (346,362)
      Net increase in Class C                                         209,696             7,409,213
Class F Shares: /2/
    Sold                                                              168,420             6,008,121
    Reinvestment of dividends and distributions                           839                30,302
    Repurchased                                                       (12,045)             (453,038)
      Net increase in Class F                                         157,214             5,585,385
Total net increase in fund                                         $2,773,023            93,740,069


                                                                   Year ended December 31, 2001
                                                                 Amount (000)                Shares
Class A Shares:
    Sold                                                           $5,121,869           154,249,355
    Reinvestment of dividends and distributions                     1,511,665            48,749,136
    Repurchased                                                    (2,471,417)          (74,675,780)
      Net increase in Class A                                       4,162,117           128,322,711
Class B Shares: /1/
    Sold                                                              312,559             9,345,451
    Reinvestment of dividends and distributions                        15,629               507,965
    Repurchased                                                        (8,088)             (247,371)
      Net increase in Class B                                         320,100             9,606,045
Class C Shares: /2/
    Sold                                                                  -                     -
    Reinvestment of dividends and distributions                           -                     -
    Repurchased                                                           -                     -
      Net increase in Class C                                             -                     -
Class F Shares: /2/
    Sold                                                                  -                     -
    Reinvestment of dividends and distributions                           -                     -
    Repurchased                                                           -                     -
      Net increase in Class F                                             -                     -
Total net increase in fund                                         $4,482,217           137,928,756

/1/ Class B shares were not
 offered before March 15, 2000.
/2/ Class C and Class F shares
 were not offered before March 15, 2001.


Per-share data and ratios

                                                                     Class A         Class A       Class A
                                                                  Year ended      Year ended    Year ended
                                                                 December 31     December 31   December 31
                                                                         2001            2000          1999
Net asset value, beginning of year                                    $31.16          $32.59        $28.92

  Income from investment operations:
    Net investment income                                            .40 /1/         .42 /1/           .41

    Net (losses)/gains on securities                              (3.34) /1/         .90 /1/          6.45
     (both realized and unrealized)

      Total from investment operations                                 (2.94)           1.32          6.86

  Less distributions:
    Dividends (from net investment income)                              (.40)           (.40)         (.40)

    Distributions (from capital gains)                                  (.37)          (2.35)        (2.79)

      Total distributions                                               (.77)          (2.75)        (3.19)

Net asset value, end of year                                          $27.45          $31.16        $32.59

Total return /2/                                                      (9.55)%           4.27%        24.58%

Ratios/supplemental data:

  Net assets, end of year (in millions)                              $19,331         $19,872       $16,603

  Ratio of expenses to average net assets                                .65%            .64%          .63%

  Ratio of net income to average net assets                             1.41%           1.28%         1.33%


                                                                     Class A         Class A
                                                                  Year ended      Year ended
                                                                 December 31     December 31
                                                                         1998            1997
Net asset value, beginning of year                                    $27.40          $24.54

  Income from investment operations:
    Net investment income                                                .42             .41

    Net (losses)/gains on securities                                    4.09            6.00
     (both realized and unrealized)

      Total from investment operations                                  4.51            6.41

  Less distributions:
    Dividends (from net investment income)                              (.40)           (.42)

    Distributions (from capital gains)                                 (2.59)          (3.13)

      Total distributions                                              (2.99)          (3.55)

Net asset value, end of year                                          $28.92          $27.40

Total return /2/                                                       16.72%          26.68%

Ratios/supplemental data:

  Net assets, end of year (in millions)                              $12,713         $10,465

  Ratio of expenses to average net assets                                .63%            .63%

  Ratio of net income to average net assets                             1.47%           1.54%


                                                                     Class B         Class B
                                                                  Year ended     March 15 to
                                                               December 31,     December 31,
                                                                        2001        2000 /3/
Net asset value, beginning of period                                  $31.12          $31.93

  Income from investment operations:
    Net investment income /1/                                            .18             .15

    Net (losses)/gains on securities                                   (3.34)           1.02
     (both realized and unrealized) /1/

      Total from investment operations                                 (3.16)           1.17

  Less distributions:
    Dividends (from net investment income)                              (.19)           (.13)

    Distributions (from capital gains)                                  (.37)          (1.85)

      Total distributions                                               (.56)          (1.98)

Net asset value, end of period                                        $27.40          $31.12

Total return /2/                                                     (10.24)%          3.73 %

Ratios/supplemental data:

  Net assets, end of period (in millions)                               $653            $299

  Ratio of expenses to average net assets                               1.42%      1.39% /4/

  Ratio of net income to average net assets                              .64%       .53% /4/


                                                                     Class C         Class F
                                                                 March 15 to     March 15 to
                                                                December 31,    December 31,
                                                                    2001 /3/        2001 /3/
Net asset value, beginning of period                                  $28.52          $28.56

  Income from investment operations:
    Net investment income /1/                                            .11             .28

    Net (losses)/gains on securities                                   (1.13)          (1.12)
     (both realized and unrealized) /1/

      Total from investment operations                                 (1.02)           (.84)

  Less distributions:
    Dividends (from net investment income)                              (.11)           (.28)

    Distributions (from capital gains)                                    --              --

      Total distributions                                               (.11)           (.28)

Net asset value, end of period                                        $27.39          $27.44

Total return /2/                                                      (3.60)%         (2.97)%

Ratios/supplemental data:

  Net assets, end of period (in millions)                               $203            $153

  Ratio of expenses to average net assets                          1.55% /4/        .74% /4/

  Ratio of net income to average net assets                         .49% /4/       1.31% /4/


Supplemental data - all classes
                                                                  Year ended      Year ended    Year ended
                                                                 December 31     December 31   December 31
                                                                         2001            2000          1999
Portfolio turnover rate                                                29.10%          43.43%        45.50%


                                                                  Year ended      Year ended
                                                                 December 31     December 31
                                                                         1998            1997
Portfolio turnover rate                                                52.57%          45.09%



/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges, including contingent deferred sales charges.
/3/ Based on operations for the
    period shown and,
    accordingly, not representative
    of a full year
    (unless otherwise noted).
/4/ Annualized.


Independent Auditors' Report

To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE, LLP
Los Angeles, California

February 6, 2002

[begin table]
OTHER SHARE CLASS RESULTS (unaudited)
Class B, Class C and Class F
Returns for periods ended December 31, 2001:

                                              One year       Life of class
CLASS B SHARES
Reflecting applicable contingent              -14.65%        -5.88%(1)
deferred sales charge (CDSC), maximum
of 5%, payable only if shares are
sold within six years of purchase

Not reflecting CDSC                           -10.24%        -3.90%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%,               -              -4.56%(2)
payable only if shares are sold
within one year of purchase

Not reflecting CDSC                           -              -3.60%(2)

CLASS F SHARES
Not reflecting annual asset-based fee         -              -2.97%(2)
charged by sponsoring firm


(1) Average annual compound return from March 15, 2000, when Class B shares first became available.

(2) Total return from March 15, 2001, when Class C and Class F shares first became available.
[end table]


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $247,156,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 80% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS AND OFFICERS

NAME AND AGE           YEAR FIRST      PRINCIPAL                   NUMBER OF BOARDS       OTHER
                       ELECTED A       OCCUPATION(S) DURING        WITHIN THE FUND        DIRECTORSHIPS(3)
                       DIRECTOR        PAST FIVE YEARS             COMPLEX(2) ON          HELD BY DIRECTOR
                       OF THE                                      WHICH DIRECTOR
                       FUND(1)                                     SERVES

"NON-INTERESTED"
DIRECTORS

Guilford C.            1991            Emeritus Professor of       2                      PIMCO Funds
Babcock, 70                            Finance, Marshall
                                       School of Business,
                                       University of
                                       Southern California

Robert A. Fox,         1998            Managing General            7                      Crompton
64                                     Partner, Fox                                       Corporation
                                       Investments LP;
                                       Professor and
                                       Executive in
                                       Residence, University
                                       of California, Davis;
                                       former President and
                                       CEO, Foster Farms

Leonade D.             1998            Co-founder,                 6                      None
Jones, 54                              VentureThink LLC and
                                       Versura Inc.; former
                                       Treasurer, The
                                       Washington Post
                                       Company

John G.                1998            The IBJ Professor of        8                      Plum Creek Timber
McDonald, 64                           Finance, Graduate                                  Co.; Scholastic
                                       School of Business,                                Corporation;
                                       Stanford University                                iStar Financial,
                                                                                          Inc.; Varian,
                                                                                          Inc.; Capstone
                                                                                          Turbine Corp.

Gail L. Neale,         1985            President, The              5                      None
67                                     Lovejoy Consulting
                                       Group, Inc. (a pro
                                       bono consulting group
                                       advising nonprofit
                                       organizations)

Henry E. Riggs,        1989            President, Keck             4                      None
66                                     Graduate Institute of
                                       Applied Life
                                       Sciences; former
                                       President and
                                       Professor of
                                       Engineering, Harvey
                                       Mudd College

Patricia K.            1998            Private investor;           6                      Crompton
Woolf, Ph.D., 67                       Lecturer, Department                               Corporation;
                                       of Molecular Biology,                              National Life
                                       Princeton University;                              Holding Co.,
                                       Corporate Director                                 First Energy
                                                                                          Corporation



NAME, AGE         YEAR FIRST      PRINCIPAL OCCUPATION(S) DURING         NUMBER OF         OTHER
AND POSITION      ELECTED A       PAST FIVE YEARS AND POSITIONS          BOARDS            DIRECTORSHIPS(3)
WITH FUND         DIRECTOR        HELD WITH AFFILIATED ENTITIES          WITHIN THE        HELD BY DIRECTOR
                  OR OFFICER      OR THE PRINCIPAL UNDERWRITER           FUND
                  OF THE          OF THE FUND                            COMPLEX(2)
                  FUND(1)                                                ON WHICH
                                                                         DIRECTOR
                                                                         SERVES

"INTERESTED"
DIRECTORS(4)

James F.          1998            President and Director,                4                 None
Rothenberg,                       Capital Research Chairman of
55                                the Board and Management
                                  Company; Director, American
                                  Funds Distributors, Inc.;(5)
                                  Director, American Funds
                                  Service Company;(5)  Director,
                                  The Capital Group Companies,
                                  Inc.;(5)  Director, Capital
                                  Guardian Trust Company;(5)
                                  Director, Capital Group
                                  Research, Inc.;(5) Director,
                                  Capital Management Services,
                                  Inc.(5)

James E.          1987            Senior Vice President, Capital         2                 None
Drasdo, 56                        Research President and
                                  Principal and Management
                                  Company; Director, The Capital
                                  Executive Officer Group
                                  Companies, Inc.;(5)Director,
                                  Capital Research Company(5)



NAME, AGE AND POSITION       YEAR FIRST       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
WITH FUND                    ELECTED AN       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
                             OFFICER OF       PRINCIPAL UNDERWRITER OF THE FUND
                             THE FUND(1)

OTHER OFFICERS

Gordon Crawford, 55          1994             Senior Vice President, Capital Research and
Senior Vice President                         Management Company; Chairman of the Board and
                                              Director, The Capital Group Companies, Inc.;(5)
                                              Senior Vice President and Director, Capital
                                              Management Services, Inc.(5)

Paul G. Haaga, Jr., 53       1994             Executive Vice President and Director, Capital
Senior Vice President                         Research and Management Company; Director, American
                                              Funds Distributors, Inc.;(5)  Director, The Capital
                                              Group Companies, Inc.(5)

Michael T. Kerr, 42          1995             Senior Vice President, Capital Research Company(5)
Senior Vice President

Dina N. Perry, 56            1994             Senior Vice President, Capital Research and
Senior Vice President                         Management Company

Martin Romo, 34              1999             Vice President and Director, Capital Research Vice
                                              President Company(5)

Patrick Quan, 43             1989-1998        Vice President - Fund Business Management Group,
Secretary                    2000             Capital Research and Management Company

Sheryl F. Johnson, 33        1998             Vice President - Fund Business Management Group,
Treasurer                                     Capital Research and Management Company

David A. Pritchett, 35       1999             Vice President - Fund Business Management Group,
Assistant Treasurer                           Capital Research and Management Company


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

(5)  Company affiliated with Capital Research and Management Company.


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.90% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.09% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2002, this report must be accompanied by an American Funds quarterly statistical update for the most recently completed calendar quarter.

[American Funds(SM)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

* A long-term, value-oriented approach
* An unparalleled global research effort
* A unique method of portfolio management
* Experienced investment professionals
* A commitment to low operating expenses


Here are the 29 American Funds:

* GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(R)
 EuroPacific Growth Fund(R)
 The Growth Fund of America(R)
 The New Economy Fund(R)
 New Perspective Fund(R)
 New World Fund(SM)
 SMALLCAP World Fund(R)

* GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(R)
 Capital World Growth and Income Fund(SM)
> Fundamental Investors(SM)
 The Investment Company of America(R)
 Washington Mutual Investors Fund(SM)

* EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
 The Income Fund of America(R)

* BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

* BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(SM)
 The Bond Fund of America(SM)
 Capital World Bond Fund(R)
 Intermediate Bond Fund of America(R)
 U.S. Government Securities Fund(SM)

* TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(R)
 Limited Term Tax-Exempt Bond Fund of America(SM)
 The Tax-Exempt Bond Fund of America(R)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(R)
 The Tax-Exempt Fund of Maryland(R)
 The Tax-Exempt Fund of Virginia(R)

* MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(R)
 The Tax-Exempt Money Fund of America(SM)
 The U.S. Treasury Money Fund of America(SM)


THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. FI-011-0202
Litho in USA KBD/CG/5482
(C)2002 American Funds Distributors, Inc.
Printed on recycled paper